Sentinel Group Funds, Inc.

Supplement dated September 28, 2017

to the Prospectus dated March 30, 2017, as previously supplemented

The shareholders of the following series of Sentinel Group Funds, Inc. (the “Corporation”) have approved their respective reorganization proposals at shareholder meetings held on September 13, 2017 and September 27, 2017.

Sentinel Balanced Fund

Sentinel Government Securities Fund

Sentinel International Equity Fund

Sentinel Sustainable Core Opportunities Fund

Sentinel Total Return Bond Fund

The shareholder meeting for the following series of the Corporation to vote on their respective reorganization proposals has been adjourned to October 11, 2017.

Sentinel Common Stock Fund

Sentinel Low Duration Bond Fund

Sentinel Multi-Asset Income Fund

Sentinel Small Company Fund

If other closing conditions are satisfied or waived, the closing date of the reorganization transactions, and the closing date of the Transaction (as defined below) between Sentinel Asset Management, Inc. (“Sentinel”), the investment advisor of the Trust and Touchstone Advisors, Inc. (“Touchstone”) relating to the acquisition by Touchstone of certain assets related to Sentinel’s business of providing investment advisory services to the Corporation (the “Transaction”), is expected to be October 27, 2017, or as soon as practicable thereafter.

The completion of the reorganization transactions and the Transaction is subject to the satisfaction or waiver of certain conditions, including, among other conditions, that shareholder approvals be obtained for reorganizations of certain other mutual funds advised by Sentinel representing, at closing, a specified minimum amount of assets under management, as agreed between Sentinel and Touchstone.